UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2022

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Liberty, 6th Floor Reno, NV 89501
(Address of principal executive offices)

702-990-3271
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms the “Company,” “our,” or “we” refer to Artificial Intelligence Technology Solutions Inc. and its subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Background

On April 14, 2021, we adopted the 2021 Incentive Stock Plan (the “2021 Plan”) to promote the success of the Company by authorizing incentive awards to retain Directors, executives, selected Employees and Consultants, and reward participants for making major contributions to the success of the Company. The original 2021 Plan authorizes the granting of stock options, restricted stock, restricted stock units, stock appreciation rights and stock awards with a maximum of 5,000,000 shares of common stock that may be issued under the 2021 Plan.

Amendment to the 2021 Plan

On August 14, 2022, our Board of Directors and Consenting Shareholder, Steven Reinharz, approved an Amendment to the Plan amending Section 5(b) of the 2021 Plan to provide for the maximum number of common stock shares applicable to the Plan from 5,000,000 in the original April 14, 2021 Plan to 100,000,000 in the August 14, 2022 Amended Plan.

The foregoing description of the 2021 Plan and the August 14, 2022 Amended Plan is qualified in its entirety by reference to the provisions of the 2021 Plan and the August 14, 2022 Amendment, which are incorporated by reference. The August 14, 2022 Amendment is filed herein as Exhibit 10.2 to this current report on Form 8-K.

Unless otherwise indicated, the following exhibits are filed herewith:

ITEM 8.01. OTHER EVENTS

On August 16, 2022, we will be issuing a press release titled: “AITX Announces Employee Stock Ownership Plan (ESOP) Award”, which press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K with respect to Item 8.01 (including Exhibit 99.1) is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information contained herein.

Exhibit No.	Description of Exhibit
10.1	2021 Incentive Stock Plan of Artificial Intelligence Technology Solutions Inc. (Exhibit 10.1 filed as an exhibit to April 20, 2021 Form 8-K and hereby incorporated by reference)
10.2	Amendment to 2021 Incentive Stock Plan*
99.1	Press Release dated August 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*filed herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2022	ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

/s/ Steven Reinharz
	Name:	Steven Reinharz
	Title:	President